NUVEEN SYMPHONY LOW VOLATILITY EQUITY FUND

SUPPLEMENT DATED JULY 18, 2014

TO THE SUMMARY PROSPECTUS DATED JANUARY 31, 2014

Effective immediately, Marc Snyder will be added as a Co-Portfolio Manager for the fund.

Marc Snyder is a member of the equity team at Symphony Asset Management LLC (“Symphony”). His responsibilities include portfolio management for the Small Cap Core strategy and fundamental research for Symphony’s equity strategies, concentrating on the financial sector. Prior to joining Symphony in 2007, Mr. Snyder was a Senior Analyst at SAC Capital where he focused on long and short opportunities in the financial sector. Previously, Mr. Snyder covered the financial sector as an Equity Research Associate at Citibank and as a Fixed Income Associate at Barclays Capital.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SLVES-0714P